SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 1999

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

         Bermuda                       000-23481               Not Applicable
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

           16 Church Street                                   Not Applicable
       Hamilton Hill, Bermuda                                   (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

In a press release dated December 23, 1999, ESG Re Limited (NASDAQ: ESREF) announced the completion of its 1 million share common stock repurchase program previously announced on October 6, 1999. On December 20, 1999, ESG's Board of Directors authorized the repurchase of an additional 1,000,000 shares.

ITEM 7. EXHIBITS.

Exhibit 99 News Release dated December 23, 1999 is attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 1999

                                              ESG RE LIMITED


                                              By:      /S/  Joan H. Dillard
                                                       Chief Financial Officer

                                                                     ESG
                                                                     Intelligent
                                                                     Reinsurance


FOR IMMEDIATE RELEASE

                                     Contacts:    ESG Re Limited
                                                  Joan Dillard
                                                  Chief Financial Officer
                                                  353 1 675 0265 (Dublin)
                                                  e-mail:joan.dillard@esre.ie

        ESG RE LIMITED ANNOUNCES COMPLETION OF STOCK REPURCHASE PROGRAMME
--------------------------------------------------------------------------------

HAMILTON, BERMUDA, December 23,1999 - ESG Re Limited (NASDAQ: ESREF) announced the completion of its 1 million share common stock repurchase programme previously announced on October 6, 1999. On December 20, 1999, ESG's Board of Directors authorized the repurchase of an additional 1,000,000 shares.

To date, ESG has repurchased a total of 2,289,100 common shares of the 2,696,190 authorized for repurchase.

ESG Re Limited provides medical, personal accident, credit life and disability and special risks reinsurance to insurers and selected reinsurers on a world-wide basis. The Company distinguishes itself by offering "intelligent reinsurance " products and services that help its ceding clients to better manage their risks. These include sofiware solutions to particular underwriting problems, actuarial support, product design, and, in the field of medical expense reinsurance, loss prevention and disease management.
--------------------------------------------------------------------------------

Uncertainties related to forward looking statements: Certain statements in this Press Release constitute "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: The Company's lack of history as a reinsurer and its increased scope of business: the company's dependence on key clients; the volatility and unpredictability of the risks the company insures; the cyclical nature of the reinsurance market; competition and the company's evaluation by insurance rating agencies; changes in tax laws and regulations; foreign currency fluctuation; and the adequacy of loss reserves. A further discussion of factors that could affect the Company's results is included in reports filed by the Company with the Securities and Exchange Commission and in the Company's Prospectus dated December 12, 1997.